UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2013

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 8, 2013, BioMarin Pharmaceutical Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), in connection with the registered underwritten public offering (the “Offering”) of up to $340,000,000 aggregate principal amount of the Company’s 0.75% Senior Subordinated Convertible Notes due 2018 (the “2018 Notes”) and up to $340,000,000 aggregate principal amount of the Company’s 1.50% Senior Subordinated Convertible Notes due 2020 (the “2020 Notes” and, together with the 2018 Notes, the “Notes”). In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriters a 13-day option to purchase an additional $35,000,000 aggregate principal amount of the 2018 Notes and an additional $35,000,000 aggregate principal amount of the 2020 Notes to cover over-allotments (such additional 2018 Notes together with such additional 2020 Notes, the “Additional Notes”), if any (the “Option”). On October 9, 2013, the Underwriters exercised the Option in full. The Offering (including the Option) will result in net proceeds to the Company of $727.5 million before deducting estimated offering expenses payable by the Company. The Offering is expected to close on or about October 15, 2013, subject to customary closing conditions, including receipt of legal opinions and approval of legal matters by counsel to the Underwriters. The Notes are to be issued pursuant to a base indenture, as supplemented by one or more supplemental indentures, in each case to be entered into between the Company and Wilmington Trust, National Association, as trustee.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”), or to contribute to payments the Underwriters may be required to make in respect of these liabilities.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-191604) (the “Registration Statement”), which became effective October 7, 2013, and the prospectus dated October 7, 2013 included in the Registration Statement, as supplemented by a prospectus supplement dated October 8, 2013.

The summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Capped Call Confirmation

In connection with the pricing of the 2018 Notes and the 2020 Notes, on October 8, 2013, the Company entered into privately-negotiated capped call transactions (the “Base Capped Call Confirmations”) with Bank of America, N.A., Morgan Stanley & Co. LLC and Barclays Bank PLC (the “Hedge Counterparties”) and in connection with the exercise in full of the Option by the Underwriters, on October 9, 2013, the Company entered into privately-negotiated additional capped call transactions (such additional capped call transactions, together with the Base Capped Confirmations, the “Capped Call Confirmations”) with the Hedge Counterparties. The Capped Call Confirmations cover, subject to customary anti-dilution adjustments, 50% of the principal amount of the Notes and 50% of the principal amount of the Additional Notes. The Capped Call Confirmations have a cap price of approximately $121.05, which represents a premium of approximately 80.0% over the closing price of the Company’s Common Stock on October 8, 2013 (the “Cap Price”). The Capped Call Confirmations are generally expected to reduce the potential dilution and/or offset potential cash payments in excess of the principal amount of 50% of the converted Notes upon conversion of the Notes near maturity in the event that the market price of the Common Stock, as measured under the terms of the Capped Call Confirmations, is greater than the initial conversion price of the Notes (the “Strike Price”). If, however, the market value per share of the Common Stock, as measured under the terms of the Capped Call Confirmation, exceeds the Cap Price, the extent to which the capped call transaction offsets the Common Stock deliveries and/or cash payments, as applicable, due upon conversions of the Notes will be capped as if such market value per share of the Common Stock was equal to the Cap Price. Additionally, to the extent that the market value per share of Common Stock does not exceed the Strike Price, the Company will not be entitled to receive any shares of Common Stock or cash under the Capped Call Confirmations. The Company used approximately $29.8 million of the proceeds from the issuance of the Notes to pay the cost of the Capped Call Confirmations.

The Capped Call Confirmations are not part of the terms of the Notes and will not affect any holder’s right under the Notes. Holders of the Notes will not have any rights with respect to the Capped Call Confirmations.

The summary of the Capped Call Confirmations is qualified in its entirety by reference to the full text of the Capped Call Confirmations which were filed as Exhibits 10.1 through 10.12 hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On October 7, 2013 the Company announced the Offering, on October 9, 2013 the Company announced the pricing of the Notes sold in the Offering and on October 10, 2013 the Company announced the exercise by the Underwriters of the Option to purchase additional shares in full. The full text of the press releases issued in connection with the Offering, pricing and Option announcements are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, hereto. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein in this Item 7.01 and in the press releases is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement, dated October 8, 2013, by and among BioMarin Pharmaceutical Inc. and the Underwriters.

Exhibit 10.1	Capped Call Confirmation for the 2018 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.2	Capped Call Confirmation for the 2020 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.3	Capped Call Confirmation for the 2018 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.4	Capped Call Confirmation for the 2020 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.5	Capped Call Confirmation for the 2018 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 10.6	Capped Call Confirmation for the 2020 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 10.7	Additional Capped Call Confirmation for the 2018 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.8	Additional Capped Call Confirmation for the 2020 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.9	Additional Capped Call Confirmation for the 2018 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.10	Additional Capped Call Confirmation for the 2020 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.11	Additional Capped Call Confirmation for the 2018 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 10.12	Additional Capped Call Confirmation for the 2020 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 99.1	Press release issued by BioMarin Pharmaceutical Inc. on October 7, 2013.*

Exhibit 99.2	Press release issued by BioMarin Pharmaceutical Inc. on October 9, 2013.*

Exhibit 99.3	Press release issued by BioMarin Pharmaceutical Inc. on October 10, 2013.*

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: October 11, 2013	By:	/s/ G. Eric Davis
G. Eric Davis Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement, dated October 8, 2013, by and among BioMarin Pharmaceutical Inc. and the Underwriters.

Exhibit 10.1	Capped Call Confirmation for the 2018 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.2	Capped Call Confirmation for the 2020 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.3	Capped Call Confirmation for the 2018 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.4	Capped Call Confirmation for the 2020 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.5	Capped Call Confirmation for the 2018 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 10.6	Capped Call Confirmation for the 2020 Notes, dated October 8, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 10.7	Additional Capped Call Confirmation for the 2018 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.8	Additional Capped Call Confirmation for the 2020 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Bank of America, N.A.

Exhibit 10.9	Additional Capped Call Confirmation for the 2018 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.10	Additional Capped Call Confirmation for the 2020 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Morgan Stanley & Co. LLC.

Exhibit 10.11	Additional Capped Call Confirmation for the 2018 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 10.12	Additional Capped Call Confirmation for the 2020 Notes, dated October 9, 2013, between BioMarin Pharmaceutical Inc. and Barclays Bank PLC.

Exhibit 99.1	Press release issued by BioMarin Pharmaceutical Inc. on October 7, 2013.*

Exhibit 99.2	Press release issued by BioMarin Pharmaceutical Inc. on October 9, 2013.*

Exhibit 99.3	Press release issued by BioMarin Pharmaceutical Inc. on October 10, 2013.*

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.